COLUMBIA ACORN TRUST

Columbia Acorn International
Columbia Acorn International Select
(Each a “Fund” and together the “Funds”)

Supplement dated August 10, 2010 to the Prospectuses and
Statement of Additional Information dated May 1, 2010

Effective for redemption or exchange orders accepted on or after September 1, 2010, Columbia Acorn International and Columbia Acorn International Select will no longer assess a 2.00% redemption fee on the proceeds from Fund shares that are redeemed (either by sale or exchange into another Columbia Fund) within 60 days of their purchase. Accordingly, effective September 1, 2010, the Prospectuses and Statement of Additional Information for the Funds are modified as follows:

1.
The line item captioned Redemption fee, as a % of total redemption proceeds in the Shareholder Fees table within the section of the Prospectuses entitled Fees and Expenses of the Fund is deleted in its entirety.

2.	The section of the Prospectuses entitled Choosing a Share Class – Redemption Fee is deleted in its entirety.

3.	References in the Statement of Additional Information regarding the Funds’ charging a redemption fee are deleted.

Shareholders should retain this Supplement for future reference.